[Logo] M F S (R)
INVESTMENT MANAGEMENT                                         SEMIANNUAL REPORT
  We invented the mutual fund(R)                              DECEMBER 31, 2000



[Graphic Omitted]

                              MFS(R) INSTITUTIONAL
                              INTERNATIONAL EQUITY FUND

MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames*                                       Massachusetts Financial Services Company
Chairman and Chief Executive Officer,                    500 Boylston Street
MFS Investment Management(R)                             Boston, MA 02116-3741

Nelson J. Darling, Jr.+                                  DISTRIBUTOR
Private investor and trustee                             MFS Fund Distributors, Inc.
                                                         500 Boylston Street
William R. Gutow+                                        Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                     INVESTOR SERVICE
Management Company (video franchise)                     MFS Service Center, Inc.
                                                         P.O. Box 2281
CHAIRMAN AND PRESIDENT                                   Boston, MA 02107-9906
Jeffrey L. Shames*
                                                         For additional information,
PORTFOLIO MANAGER                                        contact your investment professional.
David R. Mannheim*
                                                         CUSTODIAN
TREASURER                                                State Street Bank and Trust Company
James O. Yost*
                                                         WORLD WIDE WEB
ASSISTANT TREASURERS                                     www.mfs.com
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o  face-to-face contact with senior management as well as frontline workers

o  analysis of the company's financial statements and balance sheets

o  contact with the company's current and potential customers

o  contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attract- ing some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

January 16, 2001

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long term retirement investing. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2000, the fund provided a total return of -9.11% including the reinvestment of any dividends and capital gains distributions. This compares to a return of -10.42% over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. The MSCI EAFE index is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -11.80%.

Although the fund outperformed its Lipper peers and the MSCI EAFE Index, returns were still negative for the period. The major factor that hurt performance was an ongoing global market correction that began last March in the technology sector and dragged down the overall market. In a very challenging environment, we believe the fund's strategy of diversification across market sectors, combined with strong individual stock selection, was the major factor that led us to deliver relative outperformance. Since last spring, the strongest sectors have been areas outside of technology characterized by slower growth but steadier earnings, and our recent performance was driven largely by our holdings in insurance, health care, and energy companies.

What happened in the insurance, health care, and energy areas prior to the correction was that valuations had gone down -- not necessarily because these companies were having fundamental problems but because investors became enamored with technology firms that were seen as having more exciting growth prospects. Our research identified this environment as an opportunity to build positions in several of these less glamorous companies, at attractive prices.

In the insurance area, we believed that property and casualty insurers were poised for a cyclical upturn due to price increases after a couple of very difficult years, and that life insurers were going to benefit from premium increases and strong sales of annuity products. When the market rotated away from technology, our holdings appreciated in companies such as QBE Insurance.

In the health care area, we noticed about a year ago that companies that had solid fundamental growth and that historically had traded at valuations 20% to 30% higher than the market average were trading at discounts to the market. Our research indicated that some of these companies could continue to grow earnings steadily -- not at the torrid pace expected of technology companies, but perhaps more reliably. We used the opportunity to build positions in companies such as Sanofi-Synthelabo, a global pharmaceutical firm headquartered in Paris. This firm and several other health care holdings delivered solid performance as investors fled the technology sector in search of relatively safer havens.

In 1999, when energy stocks were out of favor due to low oil and gas prices, our analysts identified several exploration and production companies as undervalued opportunities. We were already building our positions in these firms when oil and gas prices started to rally about a year ago, and holdings such as Anderson Exploration in Canada were strong performers through the end of the period. Recently, however, we reduced our positions in some exploration and production companies as their stocks reached what we considered to be full valuations.

For a better understanding of how we use our Original Research(SM) process to uncover new opportunities, it may help to look at a specific example in the portfolio: ProSieben, a German television broadcaster. The German television market had been lagging that of other European countries in terms of advertising growth, a major driver of TV station profits. For that reason, the stock of ProSieben was depressed. But our European media analyst believed that two things were about to happen. First, we expected consolidation in German broadcasting that would give ProSieben more power to raise advertising rates. Second, we felt advertising growth in Germany was about to accelerate as it had in much of the rest of Europe. Our outlook led us to accumulate a large position in ProSieben when our research indicated it had one of the lowest valuations of any European broadcaster. Subsequently, we witnessed the beginning of the industry consolidation that we expected, and the stock price rose significantly in 2000.

Looking ahead, we believe that health care may continue to have solid long-term growth prospects, with projected earnings growth in the mid-teens for our holdings in the sector. Although valuations for these companies rose as the market recognized their potential, we're still comfortable with our positions. If these stocks were to rise to levels we considered overvalued, however, we would decrease our holdings. Insurance is another area that we think continues to offer growth potential, for the reasons stated earlier.

In financial services, we believe one attractive area is banking firms that are heavily involved in the ongoing Asian economic recovery. We've increased our positions in HSBC Holdings, a global banking franchise that does a large part of its business in Hong Kong and other parts of Asia; Standard Chartered, a U.K.-headquartered emerging market bank with most of its business in Asia; and Oversea Chinese Bank and Overseas Union Bank, both headquartered in Singapore.

Finally, we should note that despite the correction in technology, we're still bullish on several areas of the sector. In fact, the correction offered us what we felt were bargain prices on firms that our research indicated were still fundamentally strong companies with great long-term prospects. We added to our positions in companies we view as industry leaders, such as French telecommunications equipment supplier Alcatel. And although performance of telecommunications stocks was poor over most of the period, we're still quite confident in the long-term growth prospects of cellular operators Vodafone and NTT DoCoMo.

Summing up, we believe that the coming year may be a good time to be invested internationally, for several reasons. First, the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world. Second, we have found significant valuation opportunities in Europe and Asia, where stocks of strong companies have often sold for lower valuations than what we feel are equally good companies in the United States. And finally, although indications have been that corporate earnings growth in the United States may be slowing, we have seen increasing growth in other regions of the world. Our projections of European growth have increased over those of last year; Japan has moved from negative to positive growth; and in the rest of Asia, recovery from the financial crisis of 1998 appears to have accelerated.

     Respectfully,

 /s/ David Mannheim

     David R. Mannheim
     Portfolio Manager

Note to Shareholders: Marcus Smith will become a manager of the fund on January 1, 2001.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

David R. Mannheim is Senior Vice President of MFS Investment Management(R) (MFS(R)) and Director of International Equity Portfolio Management. He is portfolio manager of the global equity and international growth portfolios of our mutual funds, variable annuities, institutional accounts, and offshore funds.

David joined MFS in 1988 and was named Vice President and portfolio manager in 1992, Senior Vice President in 1997, and Director of International Portfolio Management in 1999.

He is a graduate of Amherst College and the MIT's Sloan School of Management.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: January 30, 1996

Size: $57.0 million net assets as of December 31, 2000

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

                              6 Months       1 Year      3 Years       Life*
------------------------------------------------------------------------------
Cumulative Total Return         -9.11%       -7.18%      +36.74%     +78.55%
------------------------------------------------------------------------------
Average Annual Total Return        --        -7.18%      +10.99%     +12.50%
------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, January 30, 1996, through December 31, 2000.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2000

Stocks - 95.9%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 93.2%
  Australia - 2.8%
    QBE Insurance Group Ltd. (Insurance)*                               285,411           $ 1,569,711
-----------------------------------------------------------------------------------------------------
  Bermuda - 0.2%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                     17,920           $   112,000
-----------------------------------------------------------------------------------------------------
  Brazil - 1.4%
    Empresa Brasileira de Aeronautica S.A., ADR
      (Aerospace and Defense)*                                           19,370           $   769,958
-----------------------------------------------------------------------------------------------------
  Canada - 4.6%
    Anderson Exploration Ltd. (Oils)*                                    28,800           $   653,847
    AT&T Canada, Inc. (Telecommunications)*                               9,900               288,956
    BCE, Inc. (Telecommunications)                                       36,855             1,064,023
    Canadian National Railway Co. (Railroads)                            20,581               610,999
                                                                                          -----------
                                                                                          $ 2,617,825
-----------------------------------------------------------------------------------------------------
  Denmark - 1.3%
    Danske Bank (Banks and Credit Cos.)                                  39,800           $   716,693
-----------------------------------------------------------------------------------------------------
  Finland - 0.7%
    Elisa Communications (Telecommunications)*                           18,816           $   405,089
-----------------------------------------------------------------------------------------------------
  France - 11.3%
    Alcatel Co. (Telecommunications)                                     17,900           $ 1,016,782
    Aventis S.A. (Pharmaceuticals)                                        7,900               693,519
    Banque Nationale de Paris (Banks and Credit Cos.)                     5,250               460,883
    Bouygues S.A. (Construction)                                         17,000               770,133
    Sanofi-Synthelabo S.A. (Medical and Health Products)*                21,400             1,426,565
    Technip S.A. (Construction)                                           6,700               972,531
    Total Fina Elf S.A., "B" (Oils)                                       7,400             1,100,541
                                                                                          -----------
                                                                                          $ 6,440,954
-----------------------------------------------------------------------------------------------------
  Germany - 3.4%
    ProSieben Sat.1 Media AG, Preferred (Broadcasting)                   65,800           $ 1,958,414
-----------------------------------------------------------------------------------------------------
  Israel - 0.2%
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)*                                                       22,325           $   131,159
-----------------------------------------------------------------------------------------------------
  Japan - 18.3%
    Canon, Inc. (Special Products and Services)                          39,000           $ 1,365,068
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                     62,000             1,030,802
    Fast Retailing Co. (Retail)                                           5,100               998,757
    Fuji Heavy Industries Ltd. (Automotive)                              74,000               449,388
    Fujikura Ltd. (Electronics)                                          49,000               367,028
    Hitachi Ltd. (Electronics)                                           55,000               489,937
    Murata Manufacturing Co. Ltd. (Electronics)                           3,100               363,493
    NTT DoCoMo, Inc. (Telecommunications)                                    76             1,310,116
    Ono Pharmaceutical Co., Ltd. (Pharmaceuticals)                       19,000               743,175
    Shionogi & Co., Ltd. (Pharmaceuticals)                               31,000               632,044
    Sony Corp. (Electronics)                                              5,500               380,207
    Sumitomo Electric Industries, Ltd. (Electronics)                     48,000               787,119
    The Nikko Securities Co., Ltd. (Finance)                             44,000               340,742
    Tokyo Broadcasting System, Inc. (Entertainment)                      40,000             1,183,059
                                                                                          -----------
                                                                                          $10,440,935
-----------------------------------------------------------------------------------------------------
  Mexico - 1.2%
    Grupo Television S.A. de C.V., GDR (Entertainment)*                  15,800           $   710,013
-----------------------------------------------------------------------------------------------------
  Netherlands - 12.3%
    Akzo Nobel N.V. (Chemicals)                                          44,700           $ 2,400,617
    Elsevier N.V. (Publishing)                                           76,530             1,125,234
    ING Groep N.V. (Financial Services)*                                  8,628               689,219
    Koninklijke (Royal) Philips Electronics N.V.
      (Electronics)                                                      26,438               968,579
    KPN N.V. (Telecommunications)*                                       25,978               299,031
    Libertel N.V. (Cellular Telecommunications)*                         43,600               489,186
    Royal Dutch Petroleum Co. (Oils)                                     16,500             1,010,998
                                                                                          -----------
                                                                                          $ 6,982,864
-----------------------------------------------------------------------------------------------------
  Norway - 0.4%
    Schibsted ASA (Publishing)                                           19,300           $   238,085
-----------------------------------------------------------------------------------------------------
  Portugal - 0.8%
    Telecel - Comunicacoes Pessoais, S.A. (Cellular
      Telecommunications)                                                42,550           $   463,422
-----------------------------------------------------------------------------------------------------
  Singapore - 4.2%
    Oversea-Chinese Banking Corp. Ltd. (Banks and Credit
      Cos.)                                                              96,000           $   715,218
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                    274,544             1,284,324
    Singapore Press Holdings Ltd. (Printing and
      Publishing)                                                        28,000               413,976
                                                                                          -----------
                                                                                          $ 2,413,518
-----------------------------------------------------------------------------------------------------
  Spain - 0.8%
    Repsol S.A. (Oils)                                                   28,400           $   453,834
-----------------------------------------------------------------------------------------------------
  Sweden - 2.3%
    Saab AB, "B" (Aerospace)                                            159,883           $ 1,321,907
-----------------------------------------------------------------------------------------------------
  Switzerland - 7.1%
    Novartis AG (Medical and Health Products)                             1,305           $ 2,307,347
    Syngenta AG (Chemicals)*                                             24,745             1,328,570
    Synthes-Stratec, Inc. (Medical and Health Products)*                    573               422,301
                                                                                          -----------
                                                                                          $ 4,058,218
-----------------------------------------------------------------------------------------------------
  United Kingdom - 19.9%
    AstraZeneca Group PLC (Medical and Health Products)                  12,050           $   600,329
    Capital Radio PLC (Broadcasting)                                     16,300               292,383
    Carlton Communications PLC (Broadcasting)                            71,500               653,026
    CGNU PLC (Insurance)*                                                42,264               683,566
    Diageo PLC (Food and Beverage Products)*                            160,758             1,802,257
    HSBC Holdings PLC (Banks and Credit Cos.)*                           66,270               975,745
    NDS Group PLC, ADR (Internet)*                                          710                38,784
    Next PLC (Retail)                                                    84,100             1,011,987
    Reckitt Benckiser PLC (Consumer Goods and Services)*                 66,900               922,019
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                  43,741             1,034,375
    Standard Chartered PLC (Banks and Credit Cos.)*                      84,170             1,213,508
    Vodafone Group PLC (Telecommunications)*                            568,403             2,085,887
                                                                                          -----------
                                                                                          $11,313,866
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $53,118,465
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 2.7%
  Cellular Telephones - 1.0%
    Voicestream Wireless Corp.*                                           5,500           $   553,437
-----------------------------------------------------------------------------------------------------
  Oils - 0.8%
    Santa Fe International Corp.                                         14,800           $   474,525
-----------------------------------------------------------------------------------------------------
  Telecommunications - 0.9%
    NTL, Inc.*                                                           22,112           $   529,306
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $ 1,557,268
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $55,331,324)                                               $54,675,733
-----------------------------------------------------------------------------------------------------
Short-Term Obligations - 2.5%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    American Express Credit Corp., 6.48s, due 1/02/01                   $   168           $   167,970
    Anheuser-Busch, Inc., 6.35s, due 1/02/01                                101               100,982
    National Australia Funding, Inc., 6.63s, due 1/02/01                    303               302,944
    Societe Generale Time Deposit, 6.625s, due 1/02/01                      493               493,000
    UBS Finance, Inc., 6.5s, due 1/02/01                                    378               377,932
-----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $ 1,442,828
-----------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.5%
-----------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/29/00, due 1/02/01, total to
      be received, $254,182 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account, at Cost                                   $   254           $   254,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $57,028,152)                                          $56,372,561
Other Assets, Less Liabilities - 1.1%                                                         613,924
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $56,986,485
-----------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
DECEMBER 31, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $57,028,152)              $56,372,561
  Cash                                                                      737
  Investments of cash collateral for securities loaned,
    at identified cost and value                                      5,784,652
  Foreign currency, at value (identified cost, $98,528)                 100,233
  Receivable for investments sold                                        31,570
  Receivable for fund shares sold                                       250,821
  Interest and dividends receivable                                      72,048
  Receivable from investment adviser                                    190,092
  Other assets                                                              135
                                                                    -----------
      Total assets                                                  $62,802,849
                                                                    -----------
Liabilities:
  Collateral for securities loaned, at value                        $ 5,784,652
  Payable to affiliates -
    Management fee                                                        3,470
    Shareholder servicing agent fee                                          36
  Accrued expenses and other liabilities                                 28,206
                                                                    -----------
      Total liabilities                                             $ 5,816,364
                                                                    -----------
Net assets                                                          $56,986,485
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $58,701,702
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                    (653,389)
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions                                (1,106,653)
  Accumulated undistributed net investment income                        44,825
                                                                    -----------
      Total                                                         $56,986,485
                                                                    ===========
Shares of beneficial interest outstanding                             4,256,515
                                                                    ===========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $13.39
                                                                       ======
See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                       $   274,837
    Interest                                                             59,367
    Foreign taxes withheld                                              (34,869)
                                                                    -----------
      Total investment income                                       $   299,335
                                                                    -----------
  Expenses -
    Management fee                                                  $   219,936
    Trustees' compensation                                                1,090
    Shareholder servicing agent fee                                       2,201
    Administrative fee                                                    3,621
    Custodian fee                                                        52,552
    Printing                                                              2,778
    Postage                                                                   2
    Auditing fees                                                        29,610
    Legal fees                                                            1,344
    Amortization of organization expenses                                   819
    Registration fees                                                    16,748
    Miscellaneous                                                           850
                                                                    -----------
      Total expenses                                                $   331,551
    Fees paid indirectly                                                 (4,250)
    Reduction of expenses by investment adviser                         (78,039)
                                                                    -----------
      Net expenses                                                  $   249,262
                                                                    -----------
        Net investment income                                       $    50,073
                                                                    -----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(1,011,720)
    Foreign currency transactions                                        (8,767)
                                                                    -----------
      Net realized loss on investments and foreign
        currency transactions                                       $(1,020,487)
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $(4,658,613)
    Translation of assets and liabilities in foreign currencies           1,802
                                                                    -----------
      Net unrealized loss on investments and foreign
        currency translation                                        $(4,656,811)
                                                                    -----------
        Net realized and unrealized loss on investments
          and foreign currency                                      $(5,677,298)
                                                                    -----------
          Decrease in net assets from operations                    $(5,627,225)
                                                                    ===========
See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED             YEAR ENDED
                                                              DECEMBER 31, 2000          JUNE 30, 2000
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $    50,073            $   734,904
  Net realized gain (loss) on investments and foreign currency
    transactions                                                     (1,020,487)             5,301,578
  Net unrealized gain (loss) on investments and foreign
    currency translation                                             (4,656,811)             3,551,083
                                                                    -----------            -----------
    Increase (decrease) in net assets from operations               $(5,627,225)           $ 9,587,565
                                                                    -----------            -----------
Distributions declared to shareholders -
  From net investment income                                        $  (675,102)           $  (167,656)
  From net realized gain on investments and foreign currency
    transactions                                                     (4,953,542)            (1,245,241)
                                                                    -----------            -----------
    Total distributions declared to shareholders                    $(5,628,644)           $(1,412,897)
                                                                    -----------            -----------
Net increase in net assets from fund share transactions             $ 7,317,279            $45,083,267
                                                                    -----------            -----------
      Total increase (decrease) in net assets                       $(3,938,590)           $53,257,935
Net assets:
  At beginning of period                                             60,925,075              7,667,140
                                                                    -----------            -----------
  At end of period (including accumulated undistributed net
    investment income of $44,825 and $669,854, respectively)        $56,986,485            $60,925,075
                                                                    ===========            ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued
Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED JUNE 30,
                             SIX MONTHS ENDED         ----------------------------------------------------       PERIOD ENDED
                            DECEMBER 31, 2000              2000           1999          1998          1997     JUNE 30, 1996*
                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period  $16.38            $12.91         $13.88        $13.04        $10.96             $10.00
                                       ------            ------         ------        ------        ------             ------
Income from investment operations# -
  Net investment income(S)             $ 0.01            $ 0.28         $ 0.15        $ 0.14        $ 0.23             $ 0.13
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (1.52)             3.75          (0.10)         1.12          2.23               0.83
                                       ------            ------         ------        ------        ------             ------
      Total from investment
        operations                     $(1.51)           $ 4.03         $ 0.05        $ 1.26        $ 2.46             $ 0.96
                                       ------            ------         ------        ------        ------             ------
Less distributions declared to
 shareholders -
  From net investment income           $(0.18)           $(0.07)        $(0.22)       $(0.08)       $(0.13)            $ --
  From net realized gain on
    investments and foreign
    currency transactions               (1.30)            (0.49)         (0.80)        (0.34)        (0.25)              --
                                       ------            ------         ------        ------        ------             ------
      Total distributions
        declared to shareholders       $(1.48)           $(0.56)        $(1.02)       $(0.42)       $(0.38)            $ --
                                       ------            ------         ------        ------        ------             ------
Net asset value - end of period        $13.39            $16.38         $12.91        $13.88        $13.04             $10.96
                                       ======            ======         ======        ======        ======             ======
Total return                            (9.11)%++         31.38%          0.74%        10.13%        22.97%              9.60%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                             0.86%+            0.85%          0.87%         0.86%         0.87%              0.94%+
  Net investment income                  0.17%+            1.78%          1.18%         1.08%         1.98%              2.46%+
Portfolio turnover                         35%               89%           109%           64%           76%                19%
Net assets at end of period
  (000 Omitted)                       $56,986           $60,925         $7,667       $12,477       $10,688             $2,498

(S)Effective May 3, 1996, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of
   0.10% of average daily net assets. During the period January 30, 1996, through May 2, 1996, the investment adviser voluntarily agreed under a temporary expense arrangement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.20% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income (loss)
   per share and the ratios would have been:

    Net investment income (loss)       $(0.01)           $ 0.24         $ 0.06        $ 0.07        $ 0.10             $(0.08)
    Ratios (to average net assets):
      Expenses##                         1.13%+            1.12%          1.54%         1.39%         2.01%              4.91%+
      Net investment income (loss)      (0.10)%+           1.51%          0.51%         0.55%         0.84%             (1.51)%+

 *For the period from the commencement of the fund's investment operations, January 30, 1996, through June 30, 1996.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional International Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and were being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned was $5,564,797. These loans were collateralized by cash of $5,784,652 which was invested in the following short-term obligation:

                                                                IDENTIFIED COST
                                                  SHARES              AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    5,784,652            $5,784,652

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.10% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $21,231,282 and $19,713,617, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                               $57,028,152
                                                             -----------
Gross unrealized depreciation                                $(7,243,365)
Gross unrealized appreciation                                  6,587,774
                                                             -----------
  Net unrealized depreciation                                $  (655,591)
                                                             ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                  SIX MONTHS ENDED DECEMBER 31, 2000          YEAR ENDED JUNE 30, 2000
                                  ----------------------------------          ------------------------
                                             SHARES           AMOUNT          SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                 116,329       $1,771,535       3,167,547       $45,701,583
Shares issued to shareholders in
  reinvestment of distributions             426,412        5,628,637          89,029         1,412,894
Shares redeemed                              (5,294)         (82,893)       (131,241)       (2,031,210)
                                            -------       ----------       ---------       -----------
    Net increase                            537,447       $7,317,279       3,125,335       $45,083,267
                                            =======       ==========       =========       ===========

(6) Line of Credit
The funds and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended December 31, 2000, was $111. The fund had no significant borrowings during the period.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                IIE-3 02/01 387